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EXHIBIT 10.33


                         AMENDMENT NUMBER FIVE TO SECOND
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


         This Amendment Number Five To Second Amended and Restated Loan and Security Agreement ("Amendment") is entered into as of June 30, 2000, by and between CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Congress"), on the one hand, and SENSORY SCIENCE CORPORATION, a Delaware corporation (fka Go-Video, Inc.) ("Sensory"), and CALIFORNIA AUDIO LABS, LLC, a California limited liability company ("Cal-Audio", together with Sensory, each a "Borrower" and collectively the, "Borrowers") on the other hand, in light of the following:

         FACT ONE: Borrowers and Congress have previously entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of August 19, 1998, (as amended from time to time, the "Agreement").

         FACT TWO: Borrowers and Congress desire to further amend the Agreement as provided for and on the conditions herein.

         NOW, THEREFORE, Borrowers and Congress hereby amend and supplement the Agreement as follows:

         1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

         2. AMENDMENTS.

                  2.1 Section 1 of the Agreement is amended by adding the following additional definitions:

              (a) "Collateral Access Agreement" means a landlord waiver, mortgagee waiver, bailee letter, or acknowledgment agreement of any Customs Broker, warehouseman, processor, lessor, consignee, or other Person in possession of, having a lien upon, or having rights or interest in the Equipment or Inventory, permitting Lender access to, and the right to remain on, the premises where any Equipment or Inventory is located, in order to exercise its rights and remedies and otherwise deal with the Collateral, in each case in form and substance satisfactory to Lender.

              (b) "Customs Broker" shall mean such persons as may be selected by Borrowers after the date hereof and after written notice by Borrowers to Lender who are reasonably acceptable to Lender to perform port of entry services to process Inventory imported by Borrowers from outside the United States of America and to supply facilities, labor and materials to a Borrower in connection therewith, provided, that, as to each such person, (a) Lender shall have received a Collateral Access Agreement duly authorized, executed and delivered by such person, (b) such agreement is in full force and effect and (c) such person shall be in compliance in all material respects with the terms thereof.

              (c) "Eligible In-Transit Inventory" shall mean Inventory outside the United States of America that is in transit to any of the premises of a Customs Broker in the United States, or one of Borrowers' facilities in the United States; provided, that, (a) Lender has a first priority perfected security interest in and control and


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              possession of originals of all documents of title with respect to such Inventory, (b) Lender has received (1) a Collateral Access Agreement, duly authorized, executed and delivered by the Customs Broker handling the shipping and delivery of such Inventory, by the owner and lessor of leased premises or by any party that will hold, store, process or modify any such Inventory, as the case may be, (2) a copy of the certificate of marine cargo insurance in connection therewith in which Lender has been named as an additional insured and loss payee in a manner acceptable to Lender, and (3) a copy of the invoice and shipping manifest with respect thereto, (c) such Inventory is not subject to any Letter of Credit Accommodation, and, (d) bills of lading or other documents of title with respect to such Inventory name Lender or other financial institution or person as Lender may specify as consignee pursuant to Section 7.8 herein."

                  2.2 The definition of "Eligible Inventory" in Section 1 of the Agreement is amended by replacing the language in (f) following "provided, however" to read as follows:

              "Eligible Inventory which otherwise satisfies the criteria set forth herein shall include (i) Inventory at premises of any Customs Broker if Lender has received a Collateral Access Agreement from the Customs Broker duly authorized, executed and delivered by such Customs Broker, and (ii) Eligible In-Transit Inventory;"

                  2.3 The Agreement is amended to include Section 7.8 which shall read as follows:

              "7.8 Bills of Lading and Other Documents of Title. Borrowers shall cause all bills of lading and other documents of title relating to Eligible Inventory being purchased by Borrowers which are outside the United States and in transit to the premises of Borrowers as consignee, unless and until Lender may direct otherwise. At such time and from time to time as Lender may direct, Borrowers shall cause Lender or such other financial institution or other person as Lender may specify to be named as consignee. Without limiting any other rights of Lender hereunder, at any time on or after an Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default, Lender shall have the right to endorse and negotiate on behalf of, and as attorney-in-fact for, Borrowers any bill of lading or other document of title with respect to such goods naming a Borrower as consignee to Lender. There shall be three (3) originals of each of such bill of lading or other document of title which unless and until Lender shall direct otherwise shall be delivered as follows:
              (a) one (1) original to such Customs Broker as Borrowers may specify (so long as Lender has received a Collateral Access Agreement duly authorized, executed and delivered by such Customs Broker), and (b) two (2) originals to Lender or to such other person as Lender may designate for such purpose. Borrowers shall obtain a copy (but not the originals) of such bill of lading or other documents from the Customs Broker. Borrowers shall cause all bills of lading or other documents of title relating to goods purchased by Borrowers of the premises of a Customs Broker in the United States to be issued in a form so as to constitute negotiable documents as such term is defined in the Uniform Commercial Code."

                  3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirm to Congress that all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.


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                  4. NO DEFAULTS. Borrowers hereby affirm to Congress that no
Event of Default has occurred and is continuing as of the date hereof.

                  5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Congress of an executed copy of this Amendment.

                  6. COSTS AND EXPENSES. Borrowers shall pay to Congress all of Congress's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

                  7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

                  8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                                      CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation


                                      By:  /s/ Bruce Laughton
                                           -----------------------------------
                                      Title:  Vice President


                                      SENSORY SCIENCE
                                      CORPORATION, a Delaware
                                      corporation (fka Go-Video, Inc.)


                                      By:  /s/ Thomas E. Linnen
                                           -----------------------------------
                                      Title:  Executive Vice President & CFO


                                      CALIFORNIA AUDIO LABS, LLC,
                                      a California limited liability company


                                      By:  /s/ Thomas E. Linnen
                                           -----------------------------------
                                      Title:  Executive Vice President & CFO


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                           REAFFIRMATION OF GUARANTEE


         Each of the undersigned has executed the Guarantee, dated August 19, 1998 (the "Guarantee") in favor of Congress Financial Corporation (Western), a California corporation ("Congress") respecting the obligations of Sensory Science Corporation, a Delaware corporation (fka Go-Video, Inc.) ("Sensory"), and California Audio Labs, LLC, a California limited liability company ("Cal Audio" together with Sensory, collectively the "Borrowers") owing to Congress. Each undersigned acknowledges the terms of Amendment Number Five to Second Amended and Restated Loan and Security Agreement, dated June 30, 2000, and reaffirms and agrees that (a) the Guarantee remains in full force and effect,
(b) nothing in such Guarantee obligates Congress to notify the undersigned of any changes in the financial accommodations made available to Borrowers or to seek reaffirmations of the Guarantee and (c) no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of the reaffirmation.

                                       SENSORY SCIENCE CORPORATION,
                                       a Delaware corporation


                                       By:  /s/ Thomas E. Linnen
                                            -----------------------------------
                                       Name:  Thomas E. Linnen
                                       Title:  Executive Vice President & CFO


                                       CALIFORNIA AUDIO LABS, LLC,
                                       a California limited liability company


                                       By:  /s/ Thomas E. Linnen
                                            -----------------------------------
                                       Name:  Thomas E. Linnen
                                       Title:  Executive Vice President & CFO
Dated:  June 30, 2000


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